UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2006

ROPER INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-12273	51-0263969
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2160 Satellite Blvd., Suite 200

Duluth, Georgia

(Address of principal executive offices)

30097

(Zip Code)

(770) 495-5100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

This Form 8-K includes the Form of Restricted Stock Agreement, the Form of Incentive Stock Option Agreement and the Form of Non-Statutory Stock Option Agreement for grants and awards made under Roper Industries, Inc.’s 2006 Incentive Plan.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired – Not applicable

(b)	Pro Forma financial information – Not applicable

(c)	Exhibits –

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement for Employee Directors.

10.2	Form of Restricted Stock Agreement for Non-Employee Directors.

10.3	Form of Restricted Stock Agreement for Employees.

10.4	Form of Incentive Stock Option Agreement.

10.5	Form of Non-Statutory Stock Option Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROPER INDUSTRIES, INC.

/s/ David B. Liner
David B. Liner Vice President, General Counsel and Secretary

Date: December 6, 2006

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